XTF Advisors Trust

SUPPLEMENT DATE APRIL 7, 2008

TO THE PROSPECTUSES DATED MAY 1, 2007

TARGET DATE PORTFOLIOS ETF 2010 PORTFOLIO ETF 2015 PORTFOLIO ETF 2020 PORTFOLIO ETF 2025 PORTFOLIO ETF 2030 PORTFOLIO ETF 2040+ PORTFOLIO	TACTICAL ALLOCATION PORTFOLIOS ETF 20 PORTFOLIO ETF 40 PORTFOLIO ETF 50 PORTFOLIO ETF 60 PORTFOLIO ETF 70 PORTFOLIO ETF 80 PORTFOLIO ETF 100 PORTFOLIO	TACTICAL ALLOCATION PORTFOLIOS XTF MODERATE CONSERVATIVE PORTFOLIO XTF MODERATE PORTFOLIO XTF MODERATE AGGRESSIVE PORTFOLIO

Beginning on May 1, 2008, each of the above-listed portfolios (the “Portfolios”) will no longer accept any purchase orders, in anticipation of a final liquidation of the Portfolios on June 20, 2008.  The Portfolios will continue to accept purchase orders through April 30, 2008.

On Tuesday, March 18, 2008, the Board of Trustees of XTF Advisors Trust (the “Trust”) determined that all outstanding shares of the Portfolios would be redeemed and the Trust would be liquidated.  The Board of Trustees concluded that, due to their relatively small asset size and insufficient evidence of future asset growth opportunities, the Portfolios should cease operations.

Shares of the Portfolios are sold through various insurance companies.  Your insurance company may close the Portfolios to new investors and/or additional investments prior to May 1, 2008.  Please consult your insurance company for additional  information if you plan to invest in a Portfolio prior to May 1, 2008.  It is important that you instruct your insurance company as soon as possible about reinvesting your account in another mutual fund.  Any shares of a Portfolio not redeemed prior to June 20, 2008 will be automatically redeemed as of that date.  Prior to June 20, 2008, you may redeem your shares in the Portfolios in accordance with the prospectus of the insurance contract or policy previously provided by your insurance company.

Investors should retain this Supplement for future reference.